EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in this Registration Statement on Form S-1 of Cunningham Graphics International, Inc. of our report dated 11 February 1998 appearing in the Prospectus, which is a part of Registration Statement No. 333-46541 of Cunningham Graphics International, Inc. and to the reference to our firm under the caption "Experts" appearing therein.



                                        /s/  ERNST & YOUNG
                                        Chartered Accountants

London, England
22 April 1998